Exhibit 10.3

FIRST LOAN MODIFICATION AGREEMENT

(Frisco 113, Collin County, Texas)

UDF V Loan # 9001

THIS FIRST LOAN MODIFICATION AGREEMENT (this “Agreement”) is entered into to be effective as of September 23, 2015 (the “Effective Date”), by and among CTMGT FRISCO 113, LLC, a Texas limited liability company (“Borrower”), CENTAMTAR TERRAS, L.L.C., a Texas limited liability company (“Centamtar Terras”), CTMGT, LLC, a Texas limited liability company (“CTMGT”), and MEHRDAD MOAYEDI, a natural person residing in Dallas County, Texas (“Moayedi”, and together with CTMGT and Centamtar Terras, each a “Borrower-Related Party” and collectively, the “Borrower-Related Parties”), and UNITED DEVELOPMENT FUNDING INCOME FUND V, a Maryland real estate investment trust (“Lender”).

RECITALS:

A.           Effective as of December 1, 2014, Lender made a loan to Borrower in the original principal amount of $10,660,000.00 (as amended and modified, the “Loan”), as evidenced by that certain Loan Agreement dated effective as of December 1, 2014 (the “Loan Agreement”) by and among Lender, Borrower, and the Borrower-Related Parties, and as further evidenced by that certain Secured Promissory Note dated effective as of December 1, 2014 in the original principal amount of $10,660,000.00 issued by Borrower and payable to the order of Lender and its assigns (the “Note”).

B.           The Note is secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Borrower, as the grantor thereunder, to Todd Etter, as trustee for the benefit of Lender and its assigns covering that certain real property further described on Exhibit “A” attached thereto (“Property”), dated effective as of December 1, 2014, recorded at Instrument No. 20141202001313150 of the Real Property Records of Collin County, Texas (the “Deed of Trust”).

C.           Borrower has requested that Lender (i) partially release the portion of the Property known as “Phase I” from the lien of the Deed of Trust, (ii) amend and modify that certain Subordination Agreement (the “Ryland Subordination Agreement”) dated effective as of December 1, 2014, by and among Lender, RH of Texas Limited Partnership, a Maryland limited partnership (“Ryland”), and Borrower, recorded at Instrument No. 20141203001316340 of the Real Property Records of Collin County, Texas, as further described herein, and (iii) enter into that certain Subordination, Standstill and Intercreditor Agreement (the “Ozarks Subordination Agreement”), to be effective on or about the Effective Date, by and among Lender, Borrower and Bank of the Ozarks (“New Senior Lender”), so that the lien of the Deed of Trust will be subordinate to the lien of a deed of trust made by Borrower in favor of New Senior Lender securing a new senior loan made by New Senior Lender to Borrower in the amount of $6,928,400.00 (collectively, the “Borrower Request”).

D.           Lender has consented to the Borrower Request provided that Borrower and the Borrower-Related Parties, as applicable, enter into, execute and deliver to Lender, the following: (i) this Agreement, (ii) a First Amendment to Subordination Agreement, by and among Borrower, Lender and Ryland, amending the Ryland Subordination Agreement (the “Ryland Subordination Agreement Amendment”), (iii) the Ozarks Subordination Agreement, (iv) a Pledge Agreement executed by CTMGT and Centamtar Terras, pursuant to which CTMGT and Centamtar Terras pledge and grant a security interest in, and a lien on, the membership interests and distributions of Borrower to Lender, (v) a Cross-Collateralization Agreement executed by Borrower, CTMGT Frisco Hills 2B, 5A, 5B FL-2, LLC, a Texas limited liability company (“Frisco Hills”), the Borrower-Related Parties, and Lender (the “Cross-Collateralization Agreement”), and (vi) such other agreements, certificates, resolutions, security instruments, amendments, modifications, and supplements as Lender requires.

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AGREEMENT:

NOW, THEREFORE, for and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and the Borrower-Related Parties agree as follows:

1.           General Definitions.   Capitalized terms used in this Agreement shall have the meanings given to such terms in the Loan Agreement, as modified by this Agreement.

2.           New Definitions.   The following defined terms either (i) replace the definitions for such terms set forth in Section 1 of the Loan Agreement, if a definition for such term exists in Section 1 of the Loan Agreement, or (ii) are added to the defined terms in Section 1 of the Loan Agreement in the appropriate alphabetical order, if no definition for such term exists in Section 1 of the Loan Agreement:

“Assignments of Distributions” means that certain Assignment of Distributions relating to the pledge of the distributions from Borrower, executed and delivered to Lender by Pledgor pursuant to the requirements of the Pledge Agreement, as the same may be amended, modified, renewed, extended, superseded, or replaced from time to time.

“Collateral” means, collectively, all property, assets and rights and all proceeds in which a Lien in favor of Lender is or has been granted or arises or has arisen or may hereafter be granted or arise, under or in connection with any Loan Document or otherwise, to secure payment or performance of all or any part of the Debt (as defined in the Deed of Trust). Without limitation of the foregoing, the term “Collateral” includes, without limitation, (i) all “Mortgaged Property” as such term is defined and used in the Deed of Trust, hereby incorporated by reference, (ii) all “Pledged Collateral” as such term is defined and used in the Pledge Agreement and the proceeds therefrom, (iii) all Earnest Money (if any) and the proceeds therefrom, (iv) each Lot Sale Contract (if any) and the proceeds therefrom, and (v) each Reimbursement Contract (if any) and the proceeds therefrom.

“Pledge Agreement” means that certain Pledge Agreement executed by Pledgor in favor of Lender, pursuant to which Pledgor pledges and grants a security interest in, and a Lien on, the Pledged Collateral to Lender to secure the Loan, as the same may be amended, modified, renewed, superseded, or replaced from time to time.

“Pledge Assignment” means that certain Assignment of Membership Interests relating to the pledge of the membership interests of Borrower, executed and delivered to Lender by Pledgor pursuant to the requirements of the Pledge Agreement, as it may be amended, modified, renewed, extended, superseded, or replaced from time to time.

“Pledged Collateral” has the meaning given to such term in the Pledge Agreement.

“Pledgor” means, collectively, each of CTMGT, Centamtar Terras, and each other Person who executes the Pledge Agreement as a Pledgor thereunder.

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3.          Loan Documents.   Effective as of the Effective Date hereof, the term “Loan Documents” as used in the Loan Agreement and in any other Loan Document shall include the Ozarks Subordination Agreement, the Ryland Subordination Agreement Amendment, the Pledge Agreement, the Assignment of Distributions, the Pledge Assignment and the Cross-Collateralization Agreement.

4.          Subordination Agreements.  Lender and Borrower hereby agree to enter into the Ozarks Subordination Agreement and the Ryland Subordination Agreement Amendment on the terms hereof and thereof.

5.          Pledge.    Contemporaneously with the execution of this Agreement, CTMGT and Centamtar Terras shall execute and deliver to Lender a Pledge Agreement, an Assignment of Distributions and a Pledge Assignment for all of the membership interests in Borrower, and all such other agreements, certificates, resolutions, security instruments, amendments, modifications, and supplements as Lender requires, all in forms approved by Lender in its sole discretion.

6.          Cross-Collateralization.    Contemporaneously with the execution of this Agreement, Borrower, Frisco Hills, and the Borrower-Related Parties shall execute and deliver to Lender the Cross-Collateralization Agreement.

7.          Costs.   Borrower agrees to pay all costs and expenses incurred by Lender in connection with the transactions contemplated by this Agreement and the other Loan Documents, including, without limitation transfer taxes, mortgage taxes, attorneys’ fees, title insurance policy and/or endorsement charges, recording fees, and reasonable fees and expenses of legal counsel to Lender.

8.          Representations.   Borrower and each Borrower-Related Party hereby represent and warrant to Lender that (a) the execution, delivery and performance of this Agreement, the Ozarks Subordination Agreement, the Ryland Subordination Agreement Amendment and the other Loan Documents have been authorized by all requisite action on the part of Borrower and each Borrower-Related Party, and concurrently with the execution of this Agreement, Borrower and each Borrower-Related Party have delivered to Lender resolutions of the managers and members of Borrower and each Borrower-Related Party authorizing this Agreement and the transactions contemplated hereby, and (b) after giving effect to this Agreement, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would constitute an Event of Default under the Loan Documents.

9.          No Defenses.   Borrower and each Borrower-Related Party hereby warrant, represent, and certify to Lender the following facts knowing that Lender requires, and is relying upon, the warranties, representations, and certifications contained in this paragraph as a condition to entering into this Agreement: (a) as of the date hereof, neither Borrower nor any Borrower-Related Party has any defense, right of setoff, counterclaim, claim, or cause of action of any kind or description against Lender related to (i) payment of the principal sum described in the Note and Loan Documents, (ii) payment of interest under the Note and the Loan Documents, (iii) payment of any other sums due and payable under the Note or any of the other Loan Documents, (iv) performance of any obligations under the Loan Documents, or (v) any of Lender’s acts or omissions with respect to the Loan, the Loan Documents or Lender’s performance under the Loan Documents, and (b) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender’s obligations under the terms and provisions of the Loan Documents. To the extent Borrower or any affiliate thereof now has, or in the future possesses, any defenses, rights of setoff, counterclaims, claims or causes of action against Lender or the repayment of all or a portion of the Loan, whether known or unknown, fixed or contingent, the same are hereby forever irrevocably waived and released in their entirety.

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10.         Release.    In consideration of Lender’s agreement to grant the Borrower Request, and the other benefits received by Borrower and each Borrower-Related Party hereunder, Borrower and each Borrower-Related Party hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, as well as its partners and their respective predecessors, successors, assigns, agents, officers, directors, employees and representatives (collectively, the “Lender Group”) of and from any and all claims, demands, actions and causes of action of any and all kind and character, whether known or unknown, present or future, which any of them may have against Lender or any member of the Lender Group arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender or any member of the Lender Group in connection with the Loan or the Loan Documents, including, without limitation, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding, commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of any state or federal usury laws, any violations of federal or state usury laws, any violations of federal or state Fair Debt Collection Practices Act, any violations of the Real Estate Settlement and Procedures Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, corporate governance, or prospective business advantage, breach of contract, deceptive trade practices, liable, slander, conspiracy or any claim for wrongful accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law.

11.         Ratification; No Waiver.    Borrower and the Borrower-Related Parties hereby represent and agree that there are no oral agreements which modify any of the Loan Documents, and that the Loan Documents, as expressly modified by this Agreement, remain unaltered and in full force and effect and constitute the entire agreement between Borrower, the Borrower-Related Parties and Lender with respect to the Loan. Nothing herein shall constitute, and there has not otherwise occurred, any extinguishment or release of the obligations and agreements of Borrower and the Borrower-Related Parties under the Loan Documents, and nothing herein shall constitute, and there has not otherwise occurred, any novation with respect to the Note. Borrower and the Borrower-Related Parties do hereby expressly ratify and confirm that the liens and security interests created by the security instruments including, without limitation, the Deed of Trust are valid and subsisting. Nothing in this Agreement shall be understood or construed to be a satisfaction or release, in whole or in part, of any obligation of Borrower or the Borrower-Related Parties under the Loan Documents. Without limitation of the foregoing, Borrower and the Borrower-Related Parties acknowledge and agree that (a) any and all rights, titles, interests and liens securing the repayment of the Loan, as modified by this Agreement, are hereby reaffirmed, renewed and extended, including, without limitation, the rights, titles, interests and liens created in the Deed of Trust and the other Loan Documents, and (b) any Guaranty Agreement executed by one or more Borrower-Related Parties guaranteeing the payment of the Loan, as modified by this Agreement, is and shall remain in full force and effect and continues to guaranty and secure the payment of the Loan, as modified by this Agreement. Borrower and the Borrower-Related Parties hereby agree that nothing herein shall constitute a waiver by Lender of any Event of Default, whether known or unknown, which may now or hereafter exist. Borrower and the Borrower-Related Parties hereby further agree that no action, inaction or agreement by Lender, including, without limitation, any extension, indulgence, waiver, consent, or agreement of modification which may occur or be granted or entered into with respect to nonpayment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, or with respect to any other matter relating to the Loan, shall require or imply any future extension, indulgence, waiver, consent, or agreement by Lender, and that Lender has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver, or consent or enter into any further agreement or modification with respect to the Loan or any matter relating to the Loan.

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12.         Binding Effect; Assignment.   This Agreement shall be binding on Borrower and the Borrower-Related Parties and their respective successors and assigns, including, without limitation, any receiver, trustee or debtor in possession of or for Borrower or any Borrower-Related Party, and shall inure to the benefit of Lender and its successors and assigns. Should the status, composition, structure or name of Borrower or any Borrower-Related Party change, this Agreement and the other Loan Documents shall continue to be binding upon such Person and also cover such Person under the new status, composition, structure or name according to the terms hereof and thereof.

13.         Captions; Number or Gender of Words.   The captions in this Agreement are for the convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof. Except where the context indicates otherwise, words in the singular number will include the plural and words in the masculine gender will include the feminine and neutral, and vice versa, when they should so apply.

14.         Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

15.         Severability.   If any provision of this Agreement shall be held invalid under any applicable laws, then all other terms and provisions of this Agreement and the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

16.         Amendments; Waivers.   No amendment or waiver of any provision of this Agreement nor consent to any departure here from, shall in any event be effective unless the same shall be in writing and signed by Lender and the affected person, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

17.         Cumulative Remedies.   All rights and remedies that Lender is afforded by reason of this Agreement are separate and cumulative with respect to Borrower, Borrower-Related Parties or any of them and otherwise and may be pursued separately, successively, or concurrently, as Lender deems advisable. In addition, all such rights and remedies are non-exclusive and shall in no way limit or prejudice Lender’s ability to pursue any other legal or equitable rights or remedies that may be available to Lender.

18.         Construction.   Each party hereto acknowledges that it has participated in the negotiation of this Agreement and each of the parties has had sufficient time to review this Agreement, have been represented by legal counsel at all times, have entered into this Agreement voluntarily and without fraud, duress, undue influence or coercion of any kind. No representations or warranties have been made by Lender to any party expect as set forth in this Agreement.

19.         ORAL AGREEMENTS INEFFECTIVE.   THIS AGREEMENT AND THE OTHER “LOAN AGREEMENTS” (AS DEFINED IN SECTION 26.02(A)(2) OF THE TEXAS BUSINESS & COMMERCE CODE, AS AMENDED) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THIS AGREEMENT AND THE OTHER WRITTEN LOAN AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the 23rd day of September, 2015 to be effective as of the Effective Date.

BORROWER:

CTMGT FRISCO 113, LLC,
a Texas limited liability company

By:	Centamtar Terras, L.L.C.,
a Texas limited liability company
Its:	Manager

By:	CTMGT, LLC,
a Texas limited liability company
Its:	Sole Member and Manager

/s/ Mehrdad Moayedi
Mehrdad Moayedi
Sole Member and Manager

BORROWER-RELATED PARTIES:

/s/ Mehrdad Moayedi
MEHRDAD MOAYEDI

CTMGT, LLC, a Texas limited liability company

/s/ Mehrdad Moayedi
Mehrdad Moayedi
Sole Member and Manager of CTMGT, LLC

CENTAMTAR TERRAS, L.L.C., a Texas limited liability company

By:	CTMGT, LLC
a Texas limited liability company
Its:	Sole Member and Manager

/s/ Mehrdad Moayedi
Mehrdad Moayedi
Sole Member and Manager of CTMGT, LLC

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LENDER:

UNITED DEVELOPMENT FUNDING INCOME FUND V,

a Maryland real estate investment trust

/s/ David A. Hanson
David. A. Hanson
Chief Operating Officer and Chief Accounting Officer

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